Exhibit 99.5

Dated May 5, 2011

DEED OF PRIORITY

between

(1) GCP VIII LLC

and

(2) FOUR RIVERS BIOENERGY INC

and

(3) Each of the companies listed in Schedule 1

Hill Dickinson LLP 50 Fountain Street Manchester M2 2AS Ref: PK www.hilldickinson.com

THIS DEED is dated May 5, 2011

BETWEEN

(1)

GCP VIII LLC a Delaware corporation whose registered office is at 61 Paine Avenue, New Rochelle, NY 10804 as agent for and on behalf of the Secured Parties as agent for and on behalf of the Secured Parties (Senior Creditor).

(2)

FOUR RIVERS BIOENERGY INC. incorporated in Nevada, United States of America, who office is at 1637 Shar-cal Road, PO Box 1056, Calvert City, Kentucky, 42029, USA (Junior Creditor).

(3)

THOSE COMPANIES LISTED IN SCHEDULE 1 (Chargors);

BACKGROUND

(A)

The Senior Creditor has agreed to act as agent for the Secured Parties and the Chargors have entered into, or will enter into, the Senior Security Documents to secure the Senior Debt.

(B)

The Junior Creditor has provided the Junior Debt and the Chargors have entered into the Junior Security Documents to secure the Junior Debt.

(C)

The Senior Creditor and the Junior Creditor have agreed that the priority of the Senior Security Interests and the Junior Security Interests for the Senior Debt and the Junior Debt respectively shall be as set out in this deed.

(D)

The Chargors have agreed to enter into this deed to acknowledge its terms and to give certain covenants to the Creditors.

AGREED TERMS

DEFINITIONS AND INTERPRETATION

1.1

Definitions

The definitions and rules of interpretation in this clause apply in this deed.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London;

Company means BF SPV Limited incorporated and registered in England and Wales with company number 06785584;

Creditor means the Senior Creditor and the Junior Creditor;

Debt Document means any Senior Debt Document and any Junior Debt Document;

Enforcement Date means the Business Day following the date on which a Creditor receives written notice from the other Creditor that the other Creditor has taken action to:

(a)

demand repayment or payment of any of the Liabilities secured by the Security Interests constituted by any of its Security Documents; or

(b)

enforce any of those Security Interests; or

(c)

take possession of any asset subject to any of those Security Interests.

Junior Debt means all Liabilities which are or may become payable or owing by the Company to the Junior Creditor under the Junior Debt Documents which are secured by any Junior Security Interest;

Junior Debt Document means the Loan Notes, the Loan Note Instrument and any Junior Security Document;

Junior Security Document means the composite guarantee and debenture dated 6 April 2009 between the Junior Creditor and each Chargor and any other document under which a Security Interest is created, whether at the date of this deed or at any later date, which secures any of the Junior Debt and is permitted to be taken pursuant to this deed;

Junior Security Interest means any Security Interest in favour of the Junior Creditor created by a Junior Security Document;

Liabilities means all present or future monies, obligations or liabilities, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity;

Loan Notes means the secured 12% fixed rate guaranteed and secured loan notes 2014 issued pursuant to the Loan Note Instrument;

Loan Note Instrument means the loan note instrument dated 6 April 2009 executed by the Company constituting the secured 12% fixed rate guaranteed and secured loan notes 2014;

Receiver means a receiver, receiver and manager or administrative receiver appointed by either Creditor pursuant to the provisions of its Security Documents;

Secured Parties means the holders of the Senior Secured Original Issue Discount Convertible Debentures, their endorsees, transferees and assigns;

Security Document means any Senior Security Document and any Junior Security Document.

Security Interest means any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment by way of security or other security interest securing any obligation of any person, or any other agreement or arrangement having a similar effect;

Senior Debt means all Liabilities which are or may become payable or owing by Junior Creditor to the Senior Creditor which are secured by any Senior Security Interest;

Senior Debt Document means:

(a)

the securities purchase agreement dated on or about the date of this Deed between the Chargors and the Secured Parties, together with any exhibits and annexures;

(b)

the Senior Secured Original Issue Discount Convertible Debentures issued, or to be issued, by the Junior Creditor to the Secured Parties;

(c)

the common stock purchase warrant, issued or to be issued, to the Secured Parties; and

(d)

any Senior Security Document;

Senior Secured Original Issue Discount Convertible Debentures means the senior secured original issue discount convertible debentures of up to USD$5,000,000 issued by the Junior Creditor to the Secured Parties;

Senior Security Document means:

(a)

the security agreement dated on or about the date of this deed between the Chargors and the Secured Parties;

(b)

the subsidiary guarantee granted or to be granted by the Chargors in favour of the Secured Parties;

(c)

the composite guarantee and debenture dated on or about the date of this deed between the Chargors and the Senior Creditor (as agent for the Secured Creditors);

(d)

this deed; and

(e)

any other document under which a Security Interest is created, whether at the date of this deed or at any later date, which secures any of the Senior Debt;

Senior Security Interest means any Security Interest in favour of the Senior Creditor created by a Senior Security Document.

1.2

Interpretation

In this deed:

1.2.1

A reference to a statute, statutory provision or subordinate legislation is a reference to it as it is in force for the time being, taking account of any amendment, re-enactment or extension and includes any former statute, statutory provision or subordinate legislation which it amends or re-enacts.

1.2.2

Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.2.3

Unless the context otherwise requires, words in the singular include the plural and in the plural the singular.

1.2.4

A reference to a clause or Schedule is to a clause of, or Schedule to, this deed unless the context requires otherwise.

1.2.5

A reference to this deed (or any provision of it) or any other document shall be construed as a reference to this deed, that provision or that document as it is in force for the time being and as amended in accordance with its terms or with the agreement of the relevant parties and, where the terms of this deed, or the relevant document, require consent to be obtained as a condition to an amendment being permitted, the prior written consent of the relevant party.

1.2.6

A reference to a person shall include a reference to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency of any person.

1.2.7

A reference to an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly).

1.2.8

A reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description.

1.2.9

A reference to a Chargor, the Junior Creditor or the Senior Creditor, Secured Party, Agent shall include their endorsees, respective successors, permitted transferees and permitted assigns.

1.2.10

Clause, Schedule and paragraph headings shall not affect the interpretation of this deed.

1.3

Clawback

If the Senior Creditor considers that an amount paid in respect of the Senior Debt is capable of being avoided or otherwise set aside on the liquidation or administration of a Chargor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this deed.

PRIORITY OF SECURITY

2.1

Senior Creditor consent to Junior Security Interests

The Senior Creditor:

2.1.1

consents to the creation or subsitence of the Junior Security Interests; and

2.1.2

confirms that the creation or subsistence of the Junior Security Interests does not constitute a default by a Chargor under any of the Senior Debt Documents.

2.2

Junior Creditor consent to Senior Security Interests

The Junior Creditor:

2.2.1

consents to the creation of the Senior Security Interests; and

2.2.2

confirms that the creation or subsistence of the Senior Security Interests does not constitute a default by any Chargor under any of the Junior Debt Documents.

2.3

Priority

Each Creditor and each Chargor agree that:

2.3.1

the Senior Security Interests rank and shall rank, to the extent of the Senior Debt, in priority to the Junior Security Interests; and

2.3.2

the Junior Security Interests are and shall be postponed to, and rank after, the Senior Security Interests.

2.4

Continuing status of security

Nothing in this deed shall affect the status of the Security Documents as continuing security, nor shall the ranking of the Security Interests specified in clause 2.3 be affected by any act, omission, transaction, limitation, matter, thing or circumstance whatsoever which but for this provision might operate to affect the relative priorities of the Security Interests constituted by the Security Documents, including, but not limited to:

2.4.1

the nature of the various Security Interests constituted by the Security Documents and the order of their execution or registration; or

2.4.2

any provision contained in any of the Security Documents; or

2.4.3

the respective date (or dates) on which any person received notice of the existence or creation of any Security Interest constituted by any Security Document; or

2.4.4

the respective date (or dates) on which monies may be, or have been, advanced or become owing or payable under a Debt Document or secured under a Security Document; or

2.4.5

any fluctuation from time to time in the amount of Liabilities secured by a Security Document and in particular, without limitation, any reduction to nil of the Liabilities so secured; or

2.4.6

the existence at any time of a credit balance on any current or other account of a Chargor; or

2.4.7

the appointment of any liquidator, Receiver, administrator or other similar officer either in respect of a Chargor or over all or any part of a Chargor's assets; or

2.4.8

any amendment or supplement to or variation of any Debt Document.

2.5

Invalidity of security

If all or any of the Senior Security Interests or Junior Security Interests:

2.5.1

are released; or

2.5.2

are or become wholly or partly invalid or unenforceable,

the Senior Creditor or Junior Creditor (respectively) shall bear the resulting loss and shall not be entitled to share in monies derived from assets over which it has no effective security.

2.6

No challenge to security

Neither Creditor shall challenge or question:

2.6.1

the validity or enforceability of any Security Interest constituted by a Security Document; or

2.6.2

the nature of any Security Interest constituted by a Security Document; or

2.6.3

without prejudice to the generality of the foregoing, whether any Security Interest constituted by a Security Document is fixed or floating.

CHARGOR COVENANTS

3.1

Chargor covenants

So long as the Senior Debt is outstanding, each Chargor covenants with the Senior Creditor that it shall not:

3.1.1

create, or allow to subsist, any Security Interest (other than a Junior Security Interest) over any of its assets, or any guarantee; or

3.1.2

take, or omit to take, any action which may impair the ranking set out in this deed.

JUNIOR CREDITOR COVENANTS

4.1

No other security

So long as the Senior Debt is outstanding, the Junior Creditor covenants with the Senior Creditor that it shall not:

4.1.1

take, or allow to subsist, any Security Interest (other than a Junior Security Interest), or any guarantee, from any person for or in respect of any of the Junior Debt or from any of its subsidiaries in respect of a loan or credit provided to the Junior Creditor by another person; or

4.1.2

take, or omit to take, any action which may impair the ranking set out in this deed.

4.2

No other arrangements

The Junior Creditor shall not make any arrangement which would place, or which aims to place, the Junior Creditor in a position similar to that in which it would be if the Junior Debt had been secured by a Security Interest (other than the Junior Security Interests).

PRESERVATION OF RIGHTS

5.1

Rights and remedies not prejudiced

Nothing in this deed shall as between the Chargors and a Creditor affect or prejudice any rights or remedies of a Creditor under its Security Documents.

5.2

No waiver

No delay in exercising rights and remedies in respect of the Senior Debt or the Junior Debt because of any term of this deed postponing, restricting or preventing such exercise shall operate as a waiver of any of those rights and remedies.

MODIFICATION OF DEBT DOCUMENTS

6.1

Restricted modifications

Neither the Junior Creditor nor the Chargors shall agree any modification or amendment to, or make any other agreement affecting, a Junior Debt Document without the prior written consent of the Senior Creditor.

BOOK DEBTS, INSURANCE AND CUSTODY OF DOCUMENTS

7.1

Book debts

Notwithstanding the terms of any charge over book or other debts contained in any Security Document and any covenant by the Chargors to pay those debts into any particular account, the parties agree that:

7.1.1

each Chargor shall not be deemed in breach of any such covenant so long as it complies with any such covenant in the Senior Debt Documents;

7.1.2

the Senior Creditor may open any account in the name of a Chargor and credit any payments received by it in respect of book and other debts to any account of the relevant Chargor with the Senior Creditor; and

7.1.3

the Senior Creditor may, in respect of any credit balances on any such accounts, notwithstanding any charge over those credit balances created by any Junior Security Document:

7.1.3.1

prior to the Enforcement Date, permit the Chargor to draw on any credit balance; and

7.1.3.2

to the extent permitted by the relevant Senior Debt Document, exercise any right of set-off or combination it may have against any account of a Chargor without regard to the other provisions of this deed or any Junior Debt Document.

7.2

Insurance

The Senior Creditor may require a Chargor to insure its assets and, prior to the Enforcement Date, apply any monies received or recovered in respect of any claim under any relevant insurance policy in accordance with the terms of the Senior Debt Documents or such other insurance provisions in the Debt Documents as the Senior Creditor may select. The Creditors acknowledge that the Chargors’ compliance with the insurance obligations so selected shall be a full discharge by the relevant Chargor of its insurance obligations under the Debt Documents.

7.3

Title documents

The Senior Creditor shall be entitled, but not obliged, to hold each title or other document relating to any asset subject to a Senior Security Interest. The Junior Creditor may inspect any such documents provided it gives reasonable prior written notice to the Senior Creditor.

SENIOR DEBT ENFORCEMENT

8.1

Marshalling

The Junior Creditor waives any right it has, or may have in the future, to marshalling in respect of any Senior Security Interest.

8.2

Co-operation by Junior Creditor

The Junior Creditor will, at the request of the Senior Creditor or any Receiver appointed by the Senior Creditor, join in such documents or otherwise take such action as may be reasonably required by the Senior Creditor or such Receiver to facilitate the disposal of any asset subject to a Senior Security Interest whether or not there will be any balance of proceeds available for the Junior Creditor arising from that disposal.

JUNIOR DEBT ENFORCEMENT

9.1

Junior Debt enforcement events

Except with the prior written consent of the Senior Creditor, the Junior Creditor shall not:

9.1.1

serve a demand for payment of the Junior Debt on a Chargor (other than a demand for payment on the due date); or

9.1.2

serve a notice on a Chargor to the effect that the Junior Debt is immediately due and payable; or

9.1.3

take any step to crystallise any floating charge (save for any automatic crystallisation of such floating charge) contained in any Junior Security Document; or

9.1.4

take any step to enforce any Junior Security Interest, whether by appointing a Receiver, exercising its power of sale or otherwise; or

9.1.5

present, or join in, a petition for an administration or winding-up order to be made in relation to a Chargor or initiate, or support or take, any step with a view to any voluntary arrangement or assignment for the benefit of creditors or similar proceeding involving a Chargor.

9.2

Senior Creditor directions to Junior Creditor

The Junior Creditor shall after the Enforcement Date comply with any directions given by the Senior Creditor relating to taking any of the following actions:

9.2.1

presenting a petition for an administration or winding-up order to be made in relation to a Chargor; or

9.2.2

joining in, or opposing, such a petition; or

9.2.3

voting for or against, or accepting or rejecting:

9.2.3.1

any proposal in a voluntary arrangement or administration in relation to a Chargor or in its winding-up; or

9.2.3.2

any scheme of arrangement proposed in relation to a Chargor; or

9.2.3.3

any rescheduling, refinancing or reorganisation agreement or moratorium in respect of any debts of a Chargor.

APPLICATION OF ENFORCEMENT PROCEEDS

10.1

Order of distribution

The priority of the Creditors shall stand (regardless of the order of execution, registration or giving of notice or otherwise) so that all proceeds of enforcement or realisation of all or any of the Security Interests constituted by any of the Security Documents shall, after providing for all reasonable outgoings, costs, charges, expenses and liabilities of enforcement, exercising rights on winding-up and payments ranking in priority as a matter of law, be applied in the following order of priority:

10.1.1

first, in or towards the discharge of the Senior Debt;

10.1.2

second, once the Senior Debt has been fully discharged, in or towards discharge of the Junior Debt; and

10.1.3

third, after the Junior Debt has been fully discharged, to the Chargors or any other person entitled to it.

10.2

Preferential debts

The Junior Creditor shall bring into account any preferential payments received by it under section 175 of the Insolvency Act 1986.

10.3

Purchaser protection

No purchaser dealing with a Creditor or any Receiver shall be concerned in any way with the provisions of this deed but shall assume that the Creditor or Receiver, as the case may be, is acting in accordance with the provisions of this deed.

POWER OF ATTORNEY

11.1

Appointment of attorneys

By way of security, the Junior Creditor irrevocably appoints the Senior Creditor and each Receiver separately to be the attorney of the Junior Creditor and, in its name, on its behalf and as its act and deed, to execute any documents and do any acts and things which the Junior Creditor is required to execute and do under clause 8.2.

11.2

Ratification of acts of attorneys

The Junior Creditor ratifies and confirms, and agrees to ratify and confirm, anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in clause 11.1.

EXPENSES

12.1

Negotiation and amendment costs and expenses

The Senior Creditor shall, promptly on demand, pay to the Senior Creditor the amount of all costs and expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by it in connection with:

12.1.1

the negotiation, preparation, execution and perfection of this deed; and

12.1.2

any amendment, extension, waiver, consent or suspension of rights (or any proposal for any of these) relating to this deed.

12.2

Enforcement costs and expenses

The Company shall, on demand, pay to Senior Creditor the amount of all costs and expenses (including legal, printing and out-of-pocket expenses) incurred by the Senior Creditor in connection with enforcing, preserving any rights under, or monitoring the provisions of this deed.

DURATION

This deed shall cease to have effect when the Senior Debt has, to the satisfaction of the Senior Creditor, been irrevocably and unconditionally paid and discharged in full.

RESTRICTIONS ON ASSIGNMENTS

The Junior Creditor shall not assign or transfer any of its rights or benefits under this deed or any Junior Debt Document without first requiring the assignee or transferee to execute and deliver to the Senior Creditor a deed (in substantially the same form as this deed) in which the assignee or transferee agrees to be bound by the terms of this deed.

REFINANCING OF SENIOR DEBT

15.1

Refinancing of Senior Debt

The Junior Creditor agrees, subject to clause 15.2, that:

15.1.1

the Senior Debt may be refinanced at any time by any person, whether or not that person is the Senior Creditor (and, if not the Senior Creditor, a bank or banks of international repute and creditworthiness); and

15.1.2

the new debt shall rank with the priority specified, and be secured in the manner agreed, in this deed.

15.2

Conditions applicable to new Senior Debt

The new lender(s) shall first execute, and deliver to the Junior Creditor, a deed (in a form satisfactory to the Junior Creditor) in which the lender(s) of the refinanced Senior Debt agree(s) to be bound by the terms of this deed.

ACKNOWLEDGEMENTS

16.1

Chargors acknowledgement and consent

Each Chargor acknowledges the terms of this deed and consents to the Creditors communicating with each other about the Chargor’s affairs for the purposes of this deed.

16.2

No reliance by Chargors

The Chargors further acknowledge that none of the provisions entered into by the Creditors in this deed are for the benefit of a Chargor, nor may they be enforced or relied on by a Chargor.

ENDORSEMENT ON SECURITY DOCUMENTS

The Junior Creditor agrees to endorse a memorandum of this deed on each Security Document entered into or to be entered into in its favour, and acknowledges the right of the Senior Creditor to the production and delivery of a copy of any such Security Document as soon as reasonably practicable.

HM LAND REGISTRY

The parties to this deed hereby apply to the Land Registrar to note in the appropriate manner at HM Land Registry the priority arrangements agreed in this deed in so far as those arrangements affect any registered land over which any Security Interest is or has been granted under or pursuant to any Security Document.

REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

19.1

Amendments

Any amendment to this deed shall be in writing and signed by, or on behalf of, each party, except that:

19.1.1

the Senior Creditor does not need the Junior Creditor's consent to an amendment to any Senior Debt Document or Senior Security Document (and the Junior Creditor need not be party to any amendment document) that only alters a Chargor’s obligations to the Senior Creditor and the corresponding rights of the Senior Creditor; and

19.1.2

neither Creditor needs the Chargors’ consent to an amendment to this deed (and the Chargors need not be party to any amendment document) that only alters the obligations of one Creditor to the other Creditor and the corresponding rights of that other Creditor.

19.2

Waivers

Any waiver of any right or consent given under this deed is only effective if it is in writing and signed by the waiving or consenting party. It only applies in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision.

19.3

Delay

No delay or failure to exercise any right under this deed shall operate as a waiver of that right.

19.4

Partial exercise

No single or partial exercise of any right under this deed shall prevent any further exercise of the same right or any other right under this deed.

19.5

Rights cumulative

Rights and remedies under this deed are cumulative and do not exclude any rights or remedies provided by law or otherwise.

SEVERANCE

The invalidity, unenforceability or illegality of any provision (or part of a provision) of this deed under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions. If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted, the provision shall apply with whatever modification as is necessary to give effect to the commercial intention of the parties.

COUNTERPARTS

This deed may be executed and delivered in any number of counterparts, each of which is an original and which, together, have the same effect as if each party had signed the same document.

THIRD PARTY RIGHTS

A person who is not a party to this deed cannot enforce or enjoy the benefit of any term of this deed under the Contracts (Rights of Third Parties) Act 1999.

NOTICES

23.1

Service

Each notice or other communication required to be given under, or in connection with, this deed shall be:

23.1.1

in writing, delivered personally or sent by pre-paid first-class letter or fax; and

23.1.2

sent:

23.1.2.1

to the Senior Creditor at:

61 Paine Avenue, New Rochelle, NY 10804

Fax:

Attention:

23.1.2.2

to the Junior Creditor at:

Fax:

Attention:

23.1.2.3

each Chargor at:

Halifax House, 14 Falcon Court, Westland Way, Stockton on Tees, TS18 3TU

Fax: 01642 674415

Attention: Martin Thorp,

or to such other address or fax number as is notified in writing by one party to the others from time to time.

23.2

Receipt by Junior Creditor and a Chargor

Any notice or other communication that the Junior Creditor gives a Chargor or the Senior Creditor gives shall be deemed to have been received:

23.2.1

if sent by fax, when received in legible form;

23.2.2

if given by hand, at the time of actual delivery; and

23.2.3

if posted, on the second Business Day after the day it was sent by pre-paid first-class post.

A notice or other communication given as described in clause 23.2.1 or clause 23.2.2 on a day which is not a Business Day, or after normal business hours, in the place it is received, shall be deemed to have been received on the next Business Day.

23.3

Receipt by Senior Creditor

Any notice or other communication given to the Junior Creditor by a Chargor or given to the Senior Creditor shall be deemed to have been received only on actual receipt.

GOVERNING LAW AND JURISDICTION

24.1

Governing law

This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, the law of England and Wales.

24.2

Jurisdiction

The parties to this deed irrevocably agree that, subject as provided below, the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this deed or its subject matter or formation (including non-contractual disputes or claims). Nothing in this clause shall limit the right of the Senior Creditor to take proceedings against a Chargor or the Junior Creditor in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

24.3

Agent for service

24.4

Without prejudice to any other mode of service allowed under any relevant law:

24.4.1

The Senior Creditor:

24.4.1.1

irrevocably appoints                                         as its agent for service of process in relation to any proceedings before the English courts in connection with this deed, any Senior Debt Document; and

24.4.1.2

agrees that failure by a process agent to notify the Senior Creditor of the process will not invalidate the proceedings concerned.

24.4.2

The Junior Creditor:

24.4.2.1

irrevocably appoints the Company as its agent for service of process in relation to any proceedings before the English courts in connection with this deed, any Junior Debt Document; and

24.4.2.2

agrees that failure by a process agent to notify the Junior Creditor of the process will not invalidate the proceedings concerned.

THIS DOCUMENT has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SCHEDULE 1

ORIGINAL CHARGORS

Company name	Company number	Jurisdiction of Incorporation

BF IP SPV Ltd	06854770	England and Wales
BF SPV Ltd	06785584	England and Wales
BF Group Finance SPV Ltd	06854366	England and Wales
BF Holdings SPV Ltd	06827786	England and Wales
BF Finance SPV Ltd	06822249	England and Wales
Four Rivers BioFuels Ltd	06768259	England and Wales
BF Group Holdings	6831250	England and Wales

EXECUTED AS A DEED by as duly authorised attorney for and on behalf of GCP VIII LLC in the presence of:	) ) )	/s/ Daniel Saks ______________________________

/s/ Ethan Benovitz	Witness signature
Ethan Benovitz	Witness name
194 Overlook Road	Witness address
New Rochelle, NY 10804

Asset Manager	Witness occupation

EXECUTED AS A DEED by BF GROUP HOLDINGS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by BF IP SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by BF SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by BF GROUP FINANCE SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by BF HOLDINGS SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by BF FINANCE SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation

EXECUTED AS A DEED by FOUR RIVERS BIOFUELS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London , W1K 5QP
UK
Financial Consultant	Witness occupation